                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     United Bancorporation of Alabama, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

          United Bancorporation of Alabama, Inc. (Board of Directors)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                     UNITED BANCORPORATION OF ALABAMA, INC.
                            200 EAST NASHVILLE AVENUE
                                 ATMORE, ALABAMA


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 3, 2000


         NOTICE IS HEREBY GIVEN, that pursuant to call of its Board of Directors, the Annual Meeting of Stockholders (the "Meeting") of United Bancorporation of Alabama, Inc. (the "Corporation"), Atmore, Alabama, will be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on Wednesday, May 3, 2000, at 3:00 p.m., local time, for the purpose of considering and voting upon the following matters:

         1. Election of three persons as directors, each of whom is nominated to serve until the 2003 Annual Meeting of Stockholders and until his successor is elected and qualified.

         2. Approval of the 1999 Employee Stock Purchase Plan of United Bancorporation of Alabama, Inc.

         3. Transaction of such business as may come properly before the Meeting or any adjournments thereof.

         You are cordially invited to attend the Meeting, and we hope you will attend. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

         Stockholders of record on March 31, 2000 are entitled to receive notice of and to vote at the Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ H. Leon Esneul
                                         H. Leon Esneul
                                         Chairman of the Board

ATMORE, ALABAMA
APRIL 10, 2000

                     UNITED BANCORPORATION OF ALABAMA, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                   MAY 3, 2000

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of United Bancorporation of Alabama, Inc. (the "Corporation") in connection with the solicitation of proxies by the Corporation's Board of Directors for use at the Annual Meeting of Stockholders of the Corporation to be held on May 3, 2000, at 3:00 p.m., local time, and at any adjournments thereof (the "Meeting").

         The matters to be considered at the Meeting include: (1) the election of three directors, each of whom is nominated to serve until the 2003 Annual Meeting of Stockholders, each to serve until his successor is elected and qualified; (2) the approval of the 1999 Employee Stock Purchase Plan of United Bancorporation of Alabama, Inc.; and (3) the transaction of such other business as may come properly before the Meeting.

         The Corporation's executive offices are located at 200 East Nashville Avenue, Atmore, Alabama 36502. This Proxy Statement is dated April 10, 2000, and, together with a copy of the Corporation's 1999 Annual Report, is being mailed to stockholders of the Corporation on or about April 10, 2000.

                                VOTING SECURITIES

         As of March 31, 2000, the Corporation's only outstanding voting security was its Class A Common Stock ("Class A Stock"), of which 1,090,531 shares (excluding treasury shares) were issued, outstanding, and entitled to vote. Those shares were held by approximately 558 stockholders of record. Stockholders of record on March 31, 2000, are entitled to receive notice of and to vote at the Meeting.

         Notwithstanding that date, the Corporation's stock transfer books will not be closed, and stock may be transferred after the record date, although only stockholders of record as of the record date may vote at the Meeting.

         The directors, nominees for election as directors, and executive officers of the Corporation as a group number eight persons and, as of March 31, 2000, beneficially owned 135,005 shares of Class A Stock, 12.20% of the total shares of such stock outstanding. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

                                 VOTES REQUIRED

         The representation in person or by proxy of at least a majority of the outstanding Class A Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a broker or other proposal because the nominee does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.

         The election of directors requires an affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting. The nominees receiving the highest number of affirmative votes of such shares will be elected as directors. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote for directors under Proposal 1. Proposal 2, as well as any other matters that may be considered and acted upon by the stockholders at the Meeting, requires approval by the affirmative vote of at least a majority of the shares entitled to vote and represented at the Meeting either in person or by proxy. Abstentions will be treated as votes cast with respect to such proposals and therefore will have the same effect as a vote against such proposals. Broker non-votes will not be counted as votes cast with respect to such proposals and therefore will have no effect on the outcome of the votes.

                                     PROXIES

         If the enclosed Proxy is executed and returned, it may be revoked at any time before it has been exercised; if it is not revoked, the shares represented thereby will be voted by the persons designated in such Proxy in accordance with the instructions therein. IN THE ABSENCE OF INSTRUCTIONS, THE PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT, FOR PROPOSAL 2, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The following table sets forth the name of each nominee and each director of the Corporation continuing in office after the Meeting, a description of his position and offices, if any, with the Corporation and its subsidiaries, a brief description of his principal occupation during at least the last five years, and certain other information, including his age. Each such director and each nominee is a director of United Bank.

                            DIRECTOR        DATE TERM AS                  PRINCIPAL OCCUPATION
NAME AND AGE                 SINCE        DIRECTOR EXPIRES               DURING PAST FIVE YEARS
------------                --------      ----------------               ----------------------
L. Walter crim (54)          1997            May 2000*                  Owner, Central Farm Supply.

H. Leon Esneul (64)          1993            May 2000*                  Chairman of the Board of the
                                                                        Corporation;  pecan grower;  managing partner
                                                                        of The Doris Company Limited Partnership.

William C. Grissett (51)     1998            May 2001                   Owner, Escambia Lawn &
                                                                        Rental Center, Inc.  since
                                                                        June 1999; Vice President,
                                                                        Tiger-Sunbelt Industries,
                                                                        Inc.  1998-1999; President,
                                                                        Sunbelt Chemicals, Inc.,
1983-1998.

Robert r. Jones,III(48)      1992            May 2002                   President of the Corporation;
                                                                        President and Chief
                                                                        Executive Officer of United
                                                                        Bank.

William J. Justice(60)       1991            May 2000*                  Vice Chairman of the Board
                                                                        of the Corporation; Vice
                                                                        Chairman of the Board of
                                                                        United Bank; Pharmacist,
                                                                        President and Chief
                                                                        Executive Officer, Greenlawn
Pharmacy.

Bobby W. Sawyer(46)          1993            May 2002                   President, Hammer, Inc.,
                                                                        construction company.

David D. Swift(49)           1995            May 2001                   Chairman of the Board of
                                                                        Bank; Secretary, Swift Lumber,
                                                                        Inc.; Secretary Swift Supply,
                                                                        Inc.; Partner, Palustris
                                                                        Products, Ltd.

* nominee for election for a term expiring at the 2003 Annual Meeting of Stockholders

         United Bank is a wholly-owned subsidiary of the Corporation. None of the other entities listed under the column "Principal Occupation During Past Five Years" above is affiliated with the Corporation.

         Each director of the Corporation continuing in office after the Meeting attended at least 75% of the meetings of the Corporation's Board of Directors and its committees held during 1999 while he served as a director, with the exception of William J. Justice who attended 71% of the meetings. The Corporation's Board of Directors held seven meetings in 1999.

         The Corporation's Board of Directors does not have standing audit, nominating, or compensation committees, or committees performing similar functions. However, the Corporation's Bylaws do authorize the Board of Directors to designate such committees. In addition, the Board of Directors of the Bank has established audit and compensation committees. In connection with the adoption of the United Bancorporation of Alabama, Inc. 1998 Stock Option Plan (the " Stock Option Plan"), the Board designated Messrs. Esneul, Justice, Sawyer and Swift to serve on the Stock Option Administration Committee of the Board, which committee acts as the Administrator of the Stock Option Plan. This committee has also been designated as the Administrator of the 1999 Employee Stock Purchase Plan of United Bancorporation of Alabama, Inc. (See Proposal 2).

         It is intended that, unless "Withhold Authority" is noted, proxies in the accompanying form will be voted at the Meeting for the election to the Board of Directors of L. Walter Crim, H. Leon Esneul, and William J. Justice to serve until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified. All three nominees presently are members of the Board of Directors. If any nominee is not a candidate when the election occurs (which is not anticipated to be the case), it is intended that the proxies may be voted, unless authorization is withheld, for any substitute nominee or nominees recommended by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director if elected.

         No fees are paid to directors of the Corporation for their services as such. Since all of the Corporation's directors also serve as directors of United Bank, they are primarily compensated for their services to United Bank. See "Executive Compensation" below for information regarding compensation paid to executive officers of the Corporation.

         During 1999 all current directors of the Corporation also served as directors of United Bank. Each director of United Bank received a standard fee for such service of $3,500 ($4,700 for United Bank Board Chairman David D. Swift); $100 for each Joint Loan Committee meeting attended; and $50 for each additional committee meeting attended, with a maximum of $50 per day for additional meetings. In 1999, United Bank's Board of Directors held a total of 12 meetings.

         In connection with the Corporation's adoption of the Stock Option Plan in 1998, each director of the Corporation was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $16 per share (the number of shares and exercise price having been adjusted in accordance with the Stock Option Plan to account for the 2-for-1 split of Class A Stock in May,
1999), with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 1999 through 2001, respectively. Although no additional grants have been made at this time, it is the intent of the Board that each Corporation director will be granted options to purchase an additional 1,000 shares of Class A Stock at the then-current market value following election or reelection for a three-year term to the Board of Directors of the Corporation, such options to vest in one-fifth increments.


              THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS
               A VOTE "FOR" ELECTION OF THE NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

         The following table lists the executive officers of the Corporation and the respective positions held by them in the Corporation. Each is a director of the Corporation, except for Mitchell D. Staples, and information regarding their other business experience during the past five years and certain other information is set forth under the caption "ELECTION OF DIRECTORS" above. Mr. Staples, age 38, has been the Controller and Cashier, and now Chief Financial Officer, of United Bank from October 1992 to present.

                  NAME                               POSITION
                  ----                               --------
                  Robert R. Jones, III               President

                  H. Leon Esneul                     Chairman of the Board

                  William J. Justice                 Vice Chairman of the Board

                  David D. Swift                     Secretary

                  Mitchell D. Staples                Treasurer

         The executive officers of the Corporation are elected annually at the organizational meeting of the Board of Directors, which follows the annual meeting of stockholders, to serve until the organizational meeting in the subsequent year. Except as described under Agreements with Mr. Jones below, there are no known arrangements or understandings between any executive officers and any other person pursuant to which any of the above-named persons was selected as an officer.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of March 31, 2000, the number of shares of the Corporation's Class A Stock held by each person who owns of record or, to the knowledge of the Corporation, may be deemed to own beneficially, more than 5% of the outstanding shares of such Stock.

          NAME AND ADDRESS                       AMOUNT AND NATURE OF                         PERCENT
          OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP                         OF CLASS
          -------------------                    --------------------                         --------
           Kent D. Sherrill                            54,866(1)                                5.03%
           7861 Arthur Brown Road
           Walnut Hill, FL 32568

--------------------
(1) Includes 800 shares owned by his wife; 4,572 shares owned jointly by his wife and their children; 34,930 shares owned by other family members over which Mr. Sherrill has voting and dispositive power; and 2,800 shares managed by a trust for himself and other family members over which Mr. Sherrill has voting and dispositive power.

The table below sets forth, as of March 31, 2000, the number of shares of Class A Stock beneficially owned by each director and by all executive officers and directors as a group.

                                                                            PERCENTAGE
                                            AMOUNT AND NATURE OF           OF OUTSTANDING
                    NAME                    BENEFICIAL OWNERSHIP           CLASS A STOCK
                    ----                    --------------------           -------------
                    L. Walter Crim                4,158(1)                       *

                    H. Leon Esneul               50,428(2)                    4.62%

                    William C. Grissett          18,690(3)                    1.71%

                    Robert R. Jones, III         21,888(4)                    1.98%

                    William J. Justice           12,844(5)                    1.18%

                    Bobby W. Sawyer               9,401(6)                       *

                    David D. Swift               17,576(7)                    1.61%

                    All executive officers      135,005(1)(2)(3)(4)          12.20%
                    and directors as a                 (5)(6)(7)(8)
                    group (8 persons)

---------------------
* less than 1%

(1) Includes 636 shares owned jointly with his children; and 400 shares which may be acquired within 60 days upon exercise of options.

(2) Includes 36,709 shares owned by The Doris Company Limited Partnership and 12,000 shares owned by his father over which Mr. Esneul has voting and disposition power.

(3) Includes 6,490 shares owned jointly with his wife; 11,800 shares owned by United Bank in his Individual Retirement Account; and 400 shares which may be acquired within 60 days upon exercise of options.

(4) Includes 4,140 shares owned jointly with his wife; 140 shares owned jointly with his son; 1,658 shares owned by United Bank in his Individual Retirement Account; 1,122 shares owned by United Bank in an Individual Retirement Account for his wife; 140 shares owned jointly by his wife and his daughter; and 14,688 shares which may be acquired within 60 days upon exercise of options; does not include 68 shares subscribed for under the ESPP subject to stockholder approval of Proposal 2.

(5) Includes 7,100 shares owned jointly with his wife; 2,196 shares owned by his wife, as to which shares Mr. Justice disclaims beneficial ownership; 216 shares owned by Mr. Justice for his granddaughter, as to which shares Mr. Justice disclaims beneficial ownership; and 400 shares which may be acquired within 60 days upon exercise of options.

(6) Includes 8,717 shares owned jointly with his wife; 284 shares owned jointly by his wife and his children, as to which shares Mr. Sawyer disclaims beneficial ownership; and 400 shares which may be acquired within 60 days upon exercise of options.

(7) Includes 3,376 shares owned by his wife, as to which shares Mr. Swift disclaims beneficial ownership.

(8) Does not include 136 shares subscribed for under the ESPP subject to stockholder approval of Proposal 2.

                             EXECUTIVE COMPENSATION

         Officers of the Corporation, and directors who also serve as directors or officers of United Bank, are remunerated by United Bank. The following Summary Compensation Table sets forth certain information concerning compensation to Robert R. Jones, III, the only executive officer of the Corporation who received total annual salary and bonus for 1999 exceeding $100,000.

                           SUMMARY COMPENSATION TABLE



                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                   ANNUAL COMPENSATION              AWARDS
                                                   -------------------   ----------------------------

                                                                                             ALL
                                                                          SECURITIES        OTHER
                                                   SALARY       BONUS     UNDERLYING        COMPEN-
NAME AND PRINCIPAL POSITION             YEAR         ($)         ($)      OPTIONS (#)       SATION ($)
---------------------------             ----       -------     -------   -----------       ----------
Robert R. Jones, III                    1999      142,500      58,781             4,080       20,426(1)
President of the Corporation            1998      138,000      42,152            12,240       20,823(1)
President of the Bank                   1997      118,500      20,202                         19,749(1)

 (1) Includes $7,638 contributed on behalf of Mr. Jones as a supplemental benefit pursuant to an Executive Compensation Agreement in each of 1999, 1998 and 1997; $456 premium reimbursed by United Bank on a long-term disability insurance policy for Mr. Jones in each of 1999, 1998 and 1997; $1,000, $1,000 and $958 contributed by United Bank for the account of Mr. Jones pursuant to United Bank's 401(k) Employee Incentive Savings Plan (the "401(k) Plan") in 1999, 1998 and 1997, respectively; $5,550, $5,950 and $5,500 in fees for attendance at meetings of United Bank's Board of Directors in 1999, 1998 and 1997, respectively; and $5,782, $5,779 and $5,197 in profit-sharing payments made in 1999, 1998 and 1997 for services in 1998, 1997 and 1996.


Agreements with Mr. Jones. Following discussions in the latter part of 1997, the Bank entered into an Employee Agreement with Mr. Jones dated as of January 1, 1998 (the "Agreement"). Pursuant to the Agreement, Mr. Jones has agreed to provide full-time professional services to the Bank in the capacity of President and CEO of the Bank, to the exclusion of other businesses or activities. The Agreement is for an initial term from January 1, 1998 through December 31, 2001, and unless terminated will automatically renew on January 1 of each year for a three-year term. The Agreement provides for a specified annual salary, together with performance-based cash incentive compensation ("Bonus") determined by the Board of the Bank at the time of its annual review of Mr. Jones' performance. The Bonus under the Agreement is calculated as a percentage of Mr. Jones' salary, ranging from zero to 45%, based on attainment of certain net income levels by the Bank. Salary and Bonus paid to Mr. Jones for 1999 are reflected in the Summary Compensation Table above. The Agreement specifies that Bonus awards are intended to eventually be governed by an Executive Incentive Compensation Plan applicable to certain officers of the Bank generally, as well as to the President and CEO of the Bank. The Agreement also provides for Mr. Jones to receive long-term incentive at the discretion of the Board; benefits provided to employees of the Bank generally; supplemental retirement benefits already agreed upon by the Bank and Mr. Jones; reimbursement of reasonable and customary business expenses incurred by him in connection with the performance of his duties; payment or reimbursement of certain fees for professional and other organizations in the Bank's market area; an automobile allowance; and vacation time.

         The Agreement also provides generally that, in the event of Mr. Jones' death, the Bank will pay to his estate one quarter of his then-current annual salary plus a prorata portion of the Bonus otherwise payable to him; that, in the event of his disability, the Bank will pay his salary and a prorata portion of Bonus until the earlier of twelve months after the date of disability or such time as disability benefits commence under a Bank-provided disability insurance policy; and that the Bank will pay Mr. Jones an amount equal to monthly salary, benefits and prorata Bonus for twelve months after termination of his employment if such termination is not for cause or a result of material change in Mr. Jones' duties and responsibilities.

         Under the Agreement, Mr. Jones has agreed that, during the term of his employment and for two years thereafter, he will not engage in any business similar of that of the Bank or any of its affiliates or solicit any employee of the Bank or any of its affiliates to leave their employment with the Bank (the "Noncompetition Agreements"). The Agreement also provides generally that, if a change of control of the Bank occurs and within 36 months thereafter his employment by the Bank is terminated, the Bank will pay him a severance payment equal to two times the greater of the total cash compensation paid to him for the fiscal year most recently completed before the termination or his annual salary at the time of termination, and that, in such event, the Noncompetition Agreements would no longer apply.

         In a Supplemental Agreement with Mr. Jones dated as of March 9, 1999 (the "Supplemental Agreement"), the Corporation and the Bank have also agreed that, subject to his continued employment by the Bank at such times, in each year beginning in 1999 and ending in 2002, the Corporation will grant an incentive stock option covering 4,080 shares of stock (the number of shares having been adjusted to account for the 2-for-1 split of Class A Stock in May,
1999) to Mr. Jones, exercisable at the then-current fair market value of Class A Stock, with each such ISO being exercisable in five equal installments, the first of which will be vested on the date of the grant. The Supplemental Agreement specifies that the incentive stock options provided for thereunder will be granted immediately in the event of a Change of Control as defined in the Employment Agreement. The grant of options pursuant to the Supplemental Agreement in 1999 is reflected under "OPTION GRANTS IN LAST FISCAL YEAR" below.

                  BOARD REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors of the Corporation has not appointed a separate committee for determination of executive compensation generally. The Stock Option Administration Committee of the Corporation's Board of Directors has been appointed as administrator of the Stock Option Plan and the Employee Stock Purchase Plan.

         Each non-director executive officer of the Corporation is also an officer of the Bank, and receives compensation for services to the Bank. Executive compensation decisions made by the Bank are reviewed by the entire Board, with the exception of determinations made with respect to Mr. Jones, in which he does not participate.

         The Board of Directors of the Bank makes compensation determinations with respect to the employees of the Bank, including those who are executive officers of the Corporation, based on the recommendations of the Compensation Committee of the Bank's Board of Directors (the "Compensation Committee"). For executives other than Chief Executive Officer, the Compensation Committee acts on compensation recommendations made by the Chief Executive Officer, with the objective of providing compensation competitive with that provided by comparable financial institutions.

         The Compensation Committee is continuing the process of evaluating an executive incentive compensation plan to be applicable to certain executives generally, as well as to the Chief Executive Officer of the Bank. It is anticipated that, eventually, compensation designed to attract and retain key executive officers will consist of a base salary level together with annual and long-term incentive compensation. At present, compensation for executive officers other than the Chief Executive Officer consists of annual base salary and annual cash bonuses determined by the Compensation Committee, primarily on the recommendation of the Chief Executive Officer. Base salary is determined at hiring and is reviewed annually for increases based upon performance evaluations made by the Chief Executive Officer. Annual cash bonuses are generally awarded as a percentage of base salary. The bonus is based on the individual's compensation, salary grade and individual performance and the performance of the Bank.

         The compensation of the Chief Executive Officer, Mr. Jones, is determined by the Compensation Committee in accordance with the provision of Mr. Jones' employment agreement. See Agreements with Mr. Jones above. Mr. Jones' compensation consists of a specified annual salary, performance-based annual cash incentive compensation, long-term incentives in the form of stock options, and other benefits. The Committee based its determination of Mr. Jones' compensation package as reflected in the Agreement on the advice and recommendation of a compensation consultant specializing in the banking industry, with the intent of providing a compensation package designed to retain Mr. Jones' services and motivate him to perform to the best of his abilities. The increase in Mr. Jones' 1999 base salary reflects the Board's determination of the salary level necessary to meet this objective. The Bonus paid to Mr. Jones for 1999, approximately 41% of his 1999 salary, was based on attainment of predetermined net income levels by the Bank. Under the Agreement, depending on the level of net income of the Bank, the bonus could have ranged from zero to 45%. As described above, long-term incentives in the form of incentive stock options granted to Mr. Jones in 1999 were granted in accordance with the Agreement as supplemented in 1999.

         This report is submitted by L. Walter Crim, H. Leon Esneul, William C. Grissett, Robert R. Jones, III, William J. Justice, Bobby W. Sawyer, and David
D. Swift, being all of the members of the Board of Directors during the 1999 fiscal year.


                       OPTIONS GRANTS IN LAST FISCAL YEAR

         The following table and notes provide information on option grants made in 1999 under the Stock Option Plan to Mr. Jones, the only executive officer named in the Summary Compensation Table above.

                                                     Individual Grants                          Grant Date Value(1)
                              -------------------------------------------------------------     -------------------

                                              % of Total
                              Number of       Options
                              Securities      Granted to
                              Underlying      Employees in     Exercise or                        Grant Date
                              Options         Fiscal           Base Price Per   Expiration        Present
Name                          Granted         Year(2)          Share            Date              Value
----                          -----------     ---------------  --------------   -----------     -------------------
Robert R. Jones, III          4,080(2)        100%             $25.74           12/22/2009        $45,850.02


(1) The Corporation has used the Black-Scholes Option Valuation model adjusted for dividends to determine grant date present value of the options. The Corporation does not advocate or necessarily agree that the Black-Scholes model properly reflects the value of an option. The assumptions used in calculating the option value are as follows: a risk-free interest rate of 6.49%, the rate applicable to a ten-year treasury security at the time of the award; a dividend yield of 1.83%, the yield at the time the option award was made; volatility of 12%, calculated using daily stock returns for the twelve month period preceding the option award; a stock price at date of grant of $25.74; and a ten-year stock option term. No adjustments were made for forfeitures or vesting restrictions on exercise.

(2) Options were granted with an exercise price equal to market value on the date of the grant and are exercisable in an initial 20% increment at the date of grant and in cumulative 20% increments at the end of each of the four years following the date of grant, subject to the condition that no option may be exercised later than ten years after the date of the grant.

         The following table and notes provide information on the value at December 31, 1999 of unexercised options held by Mr. Jones, the only executive officer named in the Summary Compensation Table above.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR(1)
                     AND 1999 FISCAL YEAR-END OPTION VALUES


                                          Number of Securities                   Value of Unexercised in-the-
                                         Underlying Unexercised                Money Options at 12/31/99($)(2)
                                          Options at 12/31/99                  ---------------------------------
                                   ----------------------------------
      Name and Position            Exercisable          Unexercisable          Exercisable         Unexercisable
      -----------------            -----------          -------------          -----------         -------------
Robert R. Jones, III                  14,688                13,872              $157,700             $118,761

(1)      No options were exercised by Mr. Jones during the 1999 fiscal year.

(2) The ultimate realization of value on the exercise of such options is dependent upon the market price of Common Stock at the time of exercise. Calculations are based on the $28.00 price of the last sale of Class A Stock reported to the Corporation during the fiscal year.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The SEC requires certain information to be provided under the foregoing caption. As reported above, the Board of Directors has no compensation committee. Each member of the Board of Directors is a member of the board of directors of the Bank, and these directors of the Corporation, Messrs. Grissett, Justice and Sawyer, are members of the Compensation Committee of the board of directors of the Bank. The Board of Directors of the Corporation includes Messrs. Jones, Esneul, Justice and Swift, each of whom may be deemed to be an executive officer of the Corporation. None of Messrs. Esneul, Justice and Swift receives compensation from the Corporation for services as an officer of the Corporation, and Mr. Jones does not participate in the Board's deliberations with respect to his compensation.


         REPORTS UNDER SECTION 16 OF THE SECURITIES AND EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Corporation's executive officers and directors, and any persons who own more than 10% of the Class A Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). The Corporation believes that all requirements under Section 16(a) of the Exchange Act applicable to directors and executive officers of the Corporation were complied with by such persons during the last fiscal year, except for a late report by Mr. Swift of a purchase by his spouse, and a late report by Mr. Esneul of shares owned by his father for whom Mr. Esneul acts under a power of attorney. In making this disclosure, the Corporation has relied on written representations by or on behalf of its directors and executive officers and copies of reports filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some Corporation and United Bank directors, officers, and principal stockholders, and their associates and immediate families were customers of, or had transactions with, subsidiaries of the Corporation in the ordinary course of business during 1999. In addition, some Corporation and United Bank directors are directors, officers, trustees, or principal security holders of corporations or other organizations that were customers of, or had transactions with, the Corporation or its subsidiaries in the ordinary course of business during 1999. All outstanding loans and other transactions with the Corporation's, and its subsidiary's, directors, officers, and principal stockholders, and their associates and immediate families, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and when made did not involve more than the normal risk of collectibility or present other unfavorable features. In addition to banking and financial transactions, the Corporation and its subsidiaries may have had additional transactions with, or may have used products or services of, various organizations of which directors of the Corporation or its subsidiaries are directors, officers, or principal stockholders. Except as described below, such transactions were on terms comparable to those which would have been recorded with unaffiliated parties, and the amounts involved in such noncredit transactions have in no case been material in relation to the business of the Corporation and its subsidiaries or to such other organizations.

                  The Corporation has entered into a Real Estate Option Agreement (the "Option Agreement") with Juniper Development, LLC ("Juniper"), an Alabama limited liability company owned by the directors of the Corporation and of the Bank. Juniper owns a 22-acre parcel of land located on County Road 20 in Foley, Alabama. Under the Option Agreement, the Corporation has the right to select up to 3 acres of its choice from the 22-acre parcel, to be used for a Foley branch of the Bank (the "Bank Site"). If the Corporation exercises the option to purchase the Bank Site, the purchase price under the Option Agreement would be the lesser of 85% of the appraised value of the Bank Site selected by the Corporation, or $400,000 (the "Maximum Price"). The Corporation had previously investigated and offered to purchase another property suitable for use for a Foley Bank branch, and was unable to purchase such property for an amount equal to the Maximum Price set in the Option Agreement. Based on the prior efforts to purchase a suitable property, the Corporation anticipates that its cost to acquire a Foley branch site under the Option Agreement would be lower than would be paid for a comparable alternate site in a transaction with unaffiliated third parties.

                          COMPARATIVE PERFORMANCE GRAPH

         The Securities and Exchange Commission ("SEC") requires the Corporation to include in this Proxy Statement a graph which compares the yearly percentage change in cumulative total shareholder return on the Class A Stock with (i) the performance of a broad equity market indicator, and (ii) the performance of a published industry index or peer group. Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return on the Class A Stock against the cumulative total return of the S&P 500 Index and the Nasdaq Bank Index for the five-year period from December 31, 1994 to December 31, 1999. The Nasdaq Bank Index is a broad-based capitalization-weighted index of domestic and foreign common stocks of banks that are traded on the Nasdaq National Market System (Nasdaq/NMS) as well as the SmallCap Market. The Class A Stock is not traded on a recognized market, and the price for the Class A Stock on the dates represented in the graph are based on the most recent sales prices reported to the Corporation on or prior to each such date.


                                                                  Period Ending
                                 -------------------------------------------------------------------------------
                                 12/31/94      12/31/95       12/31/96      12/31/97      12/31/98      12/31/99
United Bancorporation of          100.00        113.89         159.44        219.09        280.55        371.95
Alabama, Inc.                                   ------         ------        ------        ------        ------

S&P 500                           100.00        137.70         162.67        193.78        222.59        242.98
                                                ------         ------        ------        ------        ------

Nasdaq Bank Index                 100.00        148.00         176.50        242.73        231.73        226.46
                                                ------         ------        ------        ------        ------

                                   PROPOSAL 2

PROPOSAL TO APPROVE THE 1999 EMPLOYEE STOCK PURCHASE PLAN OF UNITED BANCORPORATION OF ALABAMA, INC.


         General. In order to be able to continue to attract, retain and motivate employees by providing them with an opportunity to acquire an interest in the economic progress of the Corporation and in order to provide employees with a further incentive to promote the Corporation's best interests, the Board of Directors adopted the 1999 Employee Stock Purchase Plan of United Bancorporation of Alabama, Inc. (the "ESPP") on November 9, 1999. A copy of the ESPP is attached hereto as Appendix A. The statements made in this Proxy Statement with respect to the ESPP are qualified by and subject to the more complete information set forth therein.

         The effective date of the ESPP was November 9, 1999, subject to the approval of the ESPP by the Corporation's stockholders at the Meeting. The ESPP may be terminated by the Board of Directors of the Corporation at any time.

         The Corporation has reserved for issuance under the ESPP 35,000 shares of the Corporation's Class A Stock. Such shares may be either authorized but unissued shares or shares re-acquired by the Corporation. The number of shares available under the ESPP is subject to adjustment in the event of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase the Class A Stock at a price substantially below fair market value, or any similar change affecting the Class A Stock.

         Employees of the Corporation and its subsidiaries, including the Bank, are eligible to participate in the ESPP. For an employee to be eligible to participate in the ESPP, the employee's customary employment must be for more than twenty (20) hours per week and for more than five months in any calendar year. Directors of the Corporation who are not also employees are excluded from participating in the ESPP. Also excluded from participating are employees who own five percent of the outstanding stock of the Corporation. No employee shall have rights to purchase Class A Stock under the ESPP and similar employee stock purchase plans of the Corporation accruing at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such stock purchase right is granted) for each calendar year in which such stock purchase right is outstanding at any time. During the initial offering period under the ESPP in February, 2000, approximately 72 employees were eligible to purchase an aggregate of up to 1,603 shares of Class A Stock under the ESPP.

         The ESPP provides that stock purchase rights shall be granted from time to time at the discretion of the Board of Directors (the "Board") or a committee of two or more persons who are non-employee directors of the Corporation designated by the Board to administer the ESPP (the "Committee"). The Board has designated the Stock Option Administration Committee of the Board as the Committee administering the ESPP. The number of shares that may be purchased by any employee under an offering, which shall be not less than five shares, nor more than such number of whole shares as may be purchased at the price specified by the Committee for such offering for the lesser of (a) $1,500 or (b) an amount equal to five percent (5%) of the annual basic or regular compensation of such employee in effect at the commencement of the period for such offering, excluding overtime, bonuses, incentive compensation and contributions made to any employee benefit plan maintained by the Corporation or any affiliate of the Corporation. The shares will be purchased at a price not lower than 85% of the fair market value of the shares on the first day of the offer period. Shares purchased under the ESPP shall be issued as soon as is practicable after the full payment in cash of the purchase price for shares subscribed for during the offer period.

         The purchase price for shares purchased under the ESPP must be paid on the payment date specified by the Corporation. The purchase price will be deducted from the subscribing employee's United Bank account if the purchase price is not paid by the end of five (5) banking days after the payment date. The proceeds received by the Corporation from the sale of Class A Stock under the ESPP will be used for general corporate purposes.

         Nothing in the ESPP confers upon any employee any right to continue in the employ of the Corporation or to interfere in any way with the right of the Corporation to terminate the employment of any person at any time.

         It is the hope of the Corporation that Class A Stock purchased under the ESPP will be held for investment and not for resale; in furtherance thereof, the Corporation may impose such limitations on the sale or other disposition of such Class A Stock as it deems appropriate. Nothing contained in the ESPP shall restrict any employee from selling any Class A Stock purchased under the ESPP at any time they choose provided any such sale is consistent with any limitations imposed pursuant to the preceding sentence. Each employee shall assume the risk of any market fluctuations in the price of Class A Stock purchased by such employee under the Plan.

         Upon the termination of employment for any reason of an employee who has purchased shares of Class A Stock pursuant to the ESPP, whether by the Corporation, with or without cause, or by the employee, the Corporation may elect, but is not obligated to, repurchase all or any of such shares. If the Corporation exercises its right to make such a repurchase, the Corporation shall within 30 days following such termination notify the former employee in writing of the number of shares to be purchased and the price per share, and shall repurchase the shares for cash within ninety (90) days after the date of the notice. The repurchase price for shares so repurchased shall be the fair market value of the shares as of the date of termination, as determined by the Committee.

         To date, no shares have been issued under the ESPP. However, during the February 1 through February 15, 2000 initial offering period under the ESPP, the Corporation received subscriptions from 30 employees for the purchase of an aggregate of 901 shares of Class A Stock at a price of $21.88 per share. Of such shares, Messrs. Jones and Staples subscribed for 68 shares each and 535 were subscribed for by other officers. The issuance of shares pursuant to such subscriptions is subject to satisfaction of certain conditions, including stockholder approval of the ESPP.

         Federal Tax Income Tax Consequences. The following is a summary of the principal federal income tax consequences associated with the stock purchase rights granted under the ESPP. It does not describe all federal tax consequences under the ESPP nor does it describe foreign, state or local tax consequences.

         The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986. The Company believes that the ESPP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

         An employee will not recognize taxable income at the time the employee purchases shares under the ESPP, even though the employee pays less than market price for the shares. If an employee disposes of the shares, the amount of ordinary income, capital gain or capital loss realized will depend on whether the disposition constitutes a qualifying or a disqualifying disposition. A disposition of shares purchased under the ESPP will be a qualifying disposition if it does not occur (1) within two years after the granting of the stock purchase right, or (2) within one year after the shares have been transferred to the employee. A disposition which does not meet such requirements will be a disqualifying disposition. If an employee disposes of shares purchased under the ESPP in a qualifying disposition, the employee will recognize as ordinary income in the year of the disposition an amount equal to the lesser of (1) the excess of the fair market price of the shares at the time the option was granted over the option price, or (2) the excess of the fair market price of the shares at the time of the disposition over the option price. Any further gain realized on a taxable disposition (e.g., a sale) will generally be taxed as long-term capital gain in the year of the disposition. If any employee disposes of shares in a qualifying disposition (e.g., a sale to an unrelated party) that is at a price less than the option price the employee will normally recognize a long-term capital loss equal to the excess of the option price over the sales price.

         If an employee makes a disqualifying disposition of shares purchased under the ESPP, the employee recognizes as ordinary income in the year of the disposition an amount equal to the difference between the option price and the fair market price of shares on the date on which the option is exercised. Generally, the Corporation will not be entitled to any income tax deduction when an employee exercises an option to purchase shares under the ESPP or when an employee subsequently disposes of such shares. However, if the subsequent disposition is a disqualifying disposition, the Corporation will be entitled to an income tax deduction in an amount equal to the amount of ordinary income realized by the employee as the result of any such disposition.

         Additional information relating to the ESPP may be obtained from the Corporation at 200 E. Nashville Ave., Atmore, Alabama 36502, (334) 368-2525.

              THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS
                            A VOTE "FOR" PROPOSAL 2.


                              --------------------

                                    AUDITORS

         KPMG Peat Marwick or its predecessor, Peat Marwick Main & Co. (collectively, "Peat Marwick"), independent certified public accountants, was selected as the Corporation's auditor on September 26, 1984, and has served as such since then. A representative of Peat Marwick is expected to be present at the Meeting and will have the opportunity to make a statement if he so desires. The Peat Marwick representative also is expected to be available to respond to appropriate questions.


                                 OTHER BUSINESS

         Management currently knows of no other business to be brought before the Meeting. If other business is brought properly before the Meeting, the accompanying Proxy will be voted in the discretion of the persons designated in such Proxy, unless the "Authority Withheld" box has been checked.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers, or other employees of the Corporation or its subsidiaries personally, by telephone, or by telefacsimile. The Corporation does not expect to pay any compensation for the solicitation of proxies, but will reimburse brokers, custodians, or other persons holding stock in their names or in the names of nominees, for their reasonable expenses in sending proxy materials to principals and obtaining their instructions.


                              STOCKHOLDER PROPOSALS

         Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission ("SEC"). In order to be included in the Corporation's proxy statement and form of proxy relating to its 2001 Annual Meeting pursuant to Rule 14a-8 promulgated by the SEC ("Rule 14a-8"), proposals from stockholders to be presented at the 2001 Annual Meeting must be received by the Secretary of the Corporation no later than August 18, 2000. The date after which notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 will be considered untimely is March 19, 2001. If notice of such a shareholder proposal is received by the Corporation after March 19, 2001, then the Corporation's proxy for the 2001 Annual Meeting may confer discretionary authority to vote on such matter without discussion of such matter in the proxy statement for the 2001 Annual Meeting.

                           ANNUAL REPORT ON FORM 10-K

         The Corporation will furnish to any shareholder or ESPP participant upon written request, without charge, a copy of the Corporation's Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission. Requests for the above information should be directed to: Stockholder Relations Department, United Bancorporation of Alabama, Inc., P. O. Box 8, Atmore, Alabama 36504.

                                   APPENDIX A

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                     UNITED BANCORPORATION OF ALABAMA, INC.

1.       PURPOSES OF THE PLAN

The purposes of the 1999 Employee Stock Purchase Plan (the "Plan") of UNITED BANCORPORATION OF ALABAMA, INC., a Delaware corporation (the "Company"), are to:

(a) Encourage selected employees, upon whose efforts the Company is largely dependent for its success, to improve operations and increase profits of the Company; and

(b) Assist the Company in attracting and retaining employees of the Company or its Affiliates; and

(c) Increase the interest of selected employees in the Company's welfare and align the interests of such individuals with those of the stockholders of the Company, by allowing participation in the growth in value of the common stock of the Company (the Class A common stock, $.01 per share, of the Company being referred to herein as the "Common Stock"); and

(d) Provide an opportunity for selected employees to purchase Common Stock on a voluntary periodic basis.

It is intended that this plan constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

2.       ELIGIBLE PERSONS

All regular, full-time employees of the Company and of such Affiliates (as defined below) as may be designated by the Board shall be eligible to participate in the Plan, except that (i) there shall be excluded on a uniform basis from each offering: (a) employees whose customary employment by the Company or a designated Affiliate is twenty hours or less per week, (b) employees whose customary employment by the Company or a designated Affiliate is for not more than five months in any calendar year, (c) any employee who, as of the first day of the Offer Period (as defined below), would own stock or hold outstanding options to purchase stock, possessing in the aggregate (as determined under Sections 423(b)(3) and 424(d) of the Code) 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate and (d) any employee if the grant of an option hereunder would permit his rights to purchase stock under this Plan (and under all other employee stock purchase plans of the Company and its Affiliates under Section 423 of the Code, if any) to accrue (as determined under Section 423 of the Code) at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, there may be excluded on a uniform basis from any offering, in the discretion of the Committee (as specified in Section 11), employees who at the commencement of the Offer Period for any such offering have been employed by the Company or a designated Affiliate for less than two years, or such other, shorter period of time as the Committee shall prescribe. The term "Affiliate" as used in this plan means a parent or subsidiary corporation as defined in the applicable provisions (currently 424(e) and (f), respectively) of the Code. The term "Offer Period" means the time period of each offering under the Plan.

3.         OFFERINGS UNDER THE PLAN

From time to time within the limits of the Plan, shares of Common Stock will be made available for purchase only by employees through offerings thereof made on behalf of the Company by its Board of Directors (the "Board") or the Committee specified in Section 11. The Board or the Committee may from time to time designate the Affiliates of the Company whose employees may participate in an offering under the Plan (the Company's subsidiary, United Bank, being hereby designated as such an Affiliate) and shall within the limits of the Plan fix the terms and conditions of each offering, including the price per share and the period of each offering (the "Offer Period"), which shall not exceed twelve months but shall generally be of approximately two weeks duration. In particular and without limitation, the initial offering under the Plan may be subject to such conditions as may be deemed appropriate to satisfy the requirements of
Section 20. The Committee shall provide eligible employees notice of each offering, and employees desiring to purchase shares of Common Stock in an offering shall deliver to the Committee or its designee a Subscription Agreement in such form as may be prescribed by the Committee.

4.       NUMBER OF SHARES PURCHASABLE

The number of shares that may be purchased by any employee under an offering, which shall be not less than five shares, nor more than such number of whole shares as may be purchased at the price specified by the Committee for such offering for the lesser of (a) $1,500 or (b) an amount equal to five percent (5%) of the annual basic or regular compensation of such employee in effect at the commencement of the Offer Period for such offering, excluding overtime, bonuses, incentive compensation and contributions made to any employee benefit plan maintained by the Company or any Affiliate.




5.       SHARES SUBJECT TO THE PLAN

The shares which may be offered under the Plan may be authorized and unissued Common Stock or Common Stock reacquired by the Company and held in its treasury. The aggregate number of shares of Common Stock which may be issued under the Plan is Thirty-Five Thousand (35,000) except as such number may be increased or decreased pursuant to Section 10. All shares offered under the Plan and for any reason not purchased as well as all shares not previously offered will be available for subsequent offerings.

6.       PRICE

The price at which the shares may be purchased in any offering under the Plan shall not be lower than 85% of the fair market value of the stock on the first day of the Offer Period. As used herein "fair market value" shall be determined as follows:

(a) If the Common Stock is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b) In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Committee, with reference to the Company's net worth, prospective earning power, dividend paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business, and may specifically take into account information available to it as to recent transaction prices for Common Stock.

7.       RIGHTS ON TERMINATION OF EMPLOYMENT OR DEATH

Shares purchased under the Plan will be paid for in cash during the Offer Period and within such time thereafter as may be specified by the Committee. If the employment of any participant shall terminate prior to the end of the Offer Period for any offering for any reason, including by retirement or death, no purchase may be made under the Plan by such employee after such termination of employment.

8.       ISSUE OF SHARES

Shares purchased under the Plan shall be issued as soon as practicable after the full payment in cash of the purchase price for shares subscribed for during the Offer Period. No participant shall have any rights as a stockholder with respect to any shares which they may purchase under the Plan prior to the date of issuance to such participant of such shares.

9.       ASSIGNABILITY

No assignment or transfer by an employee, former employee or their legal representatives of any option, election to purchase shares, or any other interest under this Plan will be recognized; any purported assignment or transfer, whether voluntary or by operation of law, shall have the effect of terminating such option, election to purchase or other interest. An employee's option to purchase shall be exercisable only by such employee during such employee's lifetime.

10.      ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be sold under the Plan and the number and kind of shares which may be purchased under any outstanding offering and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

11.        ADMINISTRATION OF THE PLAN

The Plan shall be administered and interpreted by a Committee appointed by the Board consisting of two or more persons who are "non-employee directors" as defined in Rule 16b(3), none of whom shall be eligible to vote on or make any decision affecting any rights they may be granted to purchase shares under the Plan. The members of the Committee shall serve without compensation, but shall be reimbursed for any reasonable expenses incurred in their capacities as members. The Committee shall serve at the pleasure of the Board and may from time to time adopt rules and regulations for the administration of the Plan. In the absence of fraud or willful misconduct, no member of the Committee shall be liable for any action or determination made with respect to the Plan. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

12.      APPLICATION OF FUNDS

The funds deposited with the Company pursuant to the terms of any offering and the proceeds received by the Company from the sale of Common Stock under the Plan will be used for general corporate purposes.


13.      COMPLIANCE WITH GOVERNMENT LAW AND REGULATIONS

The Plan, each offering thereunder, and the obligation of the Company to sell and deliver Common Stock thereunder shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any State or Federal law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

14.      SALE OF SHARES PURCHASED UNDER THE PLAN

It is the hope of the Company that Common Stock purchased under the Plan will be held for investment and not for resale; in furtherance thereof, the Company may impose such limitations on the sale or other disposition of such Common Stock as it deems appropriate. Nothing contained in the Plan shall restrict any employee from selling any Common Stock purchased under the Plan at any time they choose provided any such sale is consistent with any limitations imposed pursuant to the preceding sentence. Each employee shall assume the risk of any market fluctuations in the price of Common Stock purchased by such employee under the Plan. Resales of shares within two years of the beginning date of the Offer Period may be subject to provisions of the Code respecting disqualifying dispositions during the required holding period under Section 423 of the Code.

15.      COMPANY REPURCHASE RIGHTS

Upon the termination of employment for any reason of an employee who has purchased shares of Common Stock pursuant to the Plan, whether by the Company, with or without cause, or by the employee, the Company may elect, but is not obligated to, repurchase all or any of such shares. If the Company exercises its right to make such a repurchase, the Company shall within 30 days following such termination notify the former employee in writing of the number of shares to be purchased and the price per share, and shall repurchase the shares for cash within ninety (90) days after the date of the notice. The repurchase price for shares so repurchased shall be the fair market value of the shares as of the date of termination, as determined by the Committee.

16.      COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN

The Company will bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock under the Plan.

17.      PLAN AND RIGHTS TO PURCHASE COMMON STOCK NOT TO CONFER RIGHT WITH
         RESPECT TO

CONTINUANCE OF EMPLOYMENT

The Plan and any rights to purchase Common Stock granted under the Plan shall not confer upon any employee any right with respect to continuance of employment by the Company or any affiliate, nor shall they interfere in any way with the right of the Company or any affiliate by which an employee is employed to terminate their employment at any time.


18.      PRORATION

If at any time shares of Common Stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their rights and the Plan shall terminate.

19.      AMENDMENT OR DISCONTINUANCE

The Board may amend, discontinue or terminate the Plan at any time, provided, however, that no amendment, discontinuance or termination shall alter or impair any rights outstanding at the time of such amendment, discontinuance or termination to purchase shares pursuant to any offering hereunder. The Plan will terminate in any event when all or substantially all of the shares reserved for the purposes of the Plan have been issued.

20.      EFFECTIVE DATE AND TERM OF THE PLAN

The Plan was adopted by the Board on November 9, 1999 and shall become effective as of such date, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (a) the Plan shall have been approved by the stockholders of the Corporation and (b) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force and effect and any Subscription Agreements made by participants during the initial purchase period hereunder shall be void.

ADOPTED by the Board of Directors of UNITED BANCORPORATION OF ALABAMA, INC. on November 9, 1999.

                                             /s/ Charles E. Karrick
                                             --------------------------------
                                                 Charles E. Karrick
                                                 Recording Secretary

                     UNITED BANCORPORATION OF ALABAMA, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of United Bancorporation of Alabama, Inc. (the "Corporation"), Atmore, Alabama, hereby constitutes and appoints L. Walter Crim, H. Leon Esneul, William C. Grissett, Robert R. Jones, III, William J. Justice, Bobby W. Sawyer, and David D. Swift and any of them, with full power of substitution, proxies to vote the number of shares of Corporation common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on May 3, 2000, at 3:00 p.m., local time, or at any adjournments thereof (the "Meeting"), upon the proposals described in the Proxy Statement and Notice of Annual Meeting of Stockholders, both dated April 10, 2000, receipt of which is hereby acknowledged, in the manner specified below.

PROPOSAL 1. Election as director to serve until the 2003 Annual Meeting of Stockholders and until his successor is elected and qualified:

          L. Walter Crim, H. Leon Esneul and William J. Justice

                  [ ] FOR all nominees listed (except as indicated below).

                  (To withhold authority to vote for any individual nominee, write that nominee's name in the space provided)
                                                                  -------------

                  [ ] VOTE WITHHELD from all nominees.

PROPOSAL 2. Approval of the 1999 Employee Stock Purchase Plan of United Bancorporation of Alabama, Inc.

                     [ ] FOR     [ ] AGAINST   [ ] ABSTAIN

In their sole discretion, the proxies are authorized to vote upon such other business as may come properly before the Meeting or any adjournment thereof.

          [ ] AUTHORIZED           [ ] AUTHORITY WITHHELD

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS, FOR PROPOSAL 2, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING.

         Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                   2000
      ------------------,                       --------------------------------
      Month       Day                           Signature of Stockholder


                                                --------------------------------
                                                Signature of Other Stockholder
                                                (If held jointly)


THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER(S) PRIOR TO ITS EXERCISE.